SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Long-Term Portfolio

Statement of Additional Information dated April 30, 2009
Date of Supplement: July 14, 2009

At a shareholder meeting held on July 13, 2009, an amendment to the Portfolio's Principal Investment Strategies was approved. The Board previously determined that, upon shareholder approval of this prospectus amendment, the name of the Portfolio would be changed to "Calvert Tax-Free Bond Fund". Accordingly, all references to "CTFR Long-Term", "Long-Term Portfolio", "Long-Term" or similar references to the name of the Portfolio are changed to "Calvert Tax-Free Bond Fund".